CONSENT AND AMENDMENT NO. 7
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      This CONSENT AND AMENDMENT NO. 7 (this "Amendment") is entered into as of this 29th day of December, 2005 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC") (SMP, SI and MCC are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada ("SMP Canada" and together with Borrowers, each a "Credit Party", and collectively, "Credit Parties"), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as Syndication Agent, and GMAC COMMERCIAL FINANCE LLC (as successor by merger to GMAC Commercial Credit LLC), for itself, as Lender, and as Documentation Agent.

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of February 7, 2003, by and among Borrowers, Credit Parties, Agent, Syndication Agent, Documentation Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have made Loans to, and incurred Letter of Credit Obligations on behalf of, Borrowers; and

      WHEREAS, Borrowers have requested Agent and Requisite Lenders to (i) consent to the sale of certain assets of Borrowers, redemption of certain stock and prepayment of certain Indebtedness and (ii) make certain amendments to the Credit Agreement, and Agent and Requisite Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the Borrowers' duties to give further assurances to the Agent and Lenders pursuant to the terms of the Credit Agreement, the parties hereto agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      2. Consent. Subject to the satisfaction of the conditions precedent set forth in Section 6 below and notwithstanding anything to the contrary contained in the Credit Agreement, Agent and Requisite Lenders hereby consent to:

            (a) (x) the prepayment by SMP of the unsecured promissory note held by Seller ("Seller Paper Repayment") for an aggregate purchase price not to exceed $15,125,000 (plus accrued and unpaid interest) and (y) the redemption of 1,378,760 shares of common stock of SMP currently held by Seller for an aggregate purchase price not to exceed $15,000,000 ("Equity Repurchase"), in each case so long as immediately after giving effect to the Seller Paper Repayment or the Equity Repurchase, as the case may be, (a) no Default or Event of Default has occurred and is continuing and (b) Borrowers have a minimum of $45,000,000 in Borrowing Availability on the Amendment No. 7 Effective Date after giving effect to the Seller Paper Repayment and the Equity Repurchase;

            (b) the sale of (x) the fuel control system for a gas-operated engine patent having a registration number of 6,131,552 for an aggregate purchase price of at least $28,500 in immediately available funds, (y) certain of the heater core assets of SMP's Four Seasons Division for an aggregate purchase price of at least 90% of its book value, as reflected on the books and records of SMP, and (z) the sale of that certain real property located at 1900 S.E. Loop 820, Fort Worth, Texas for an aggregate purchase price of at least fifty percent (50%) of the appraised fair market value, as appraised by Hilco Real Estate, LLC, in immediately available funds, in each case, so long as the cash proceeds of the foregoing sales are promptly used to pay down the outstanding balance of the Revolving Loan; and

            (c) the Indebtedness incurred pursuant to the Canadian Loan
Agreement.

      3. Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

            (a) Section 1.1(a)(iv) of the Credit Agreement is hereby amended in its entirety to provide as follows:

                  "In no event, at any time, shall the Aggregate
                  Amortizing Availability included in determining the Aggregate Borrowing Base exceed $35,000,000."

            (b) Section 1.5(a)(i) and (ii) of the Credit Agreement and the pricing grids contained therein are hereby amended in their entirety to provided as follows:

            "(a) (i) Intentionally Omitted.

                        (ii) On and after the Amendment No.7 Effective Date,
                  Borrowers shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time.

                        As of the Amendment No.7 Effective Date, the Applicable
                  Margins are set at Level I of the Applicable Margin grid set forth below.

                        Commencing March 31, 2006, the Applicable Margins shall
                  be subject to adjustment (up or down) prospectively based on Borrower's consolidated (x) Excess Formula Availability as of the end of each fiscal quarter for the trailing four quarters then ended or (y) EBITDA as for the trailing four quarters most recently ended, each in accordance with the following grids which will be in effect on and after the Amendment No.7 Effective Date:

------------------------------------------------------------------------------------------------------------
IF EXCESS FORMULA AVAILABILITY:                          OR                      LEVEL OF
                                                                                 APPLICABLE MARGINS:
------------------------------------------------------------------------------------------------------------
(greater than)$65,000,000               As of any date of determination, (a)     Level I
                                        Borrowers and their subsidiaries on
                                        a consolidated basis, with respect
                                        to the 12-month period then ended,
                                        have EBITDA greater than $75,000,000
                                        and (b) Excess Formula Availability
                                        is greater than $60,000,000
------------------------------------------------------------------------------------------------------------
(greater than)$50,000,000, but          As of any date of determination, (a)     Level II
(less than or equal to)$65,000,000      Borrowers and their subsidiaries on
                                        a consolidated basis, with respect
                                        to the 12-month period then ended,
                                        have a minimum EBITDA greater than
                                        $75,000,000 and (b) Excess Formula
                                        Availability is greater than
                                        $35,000,000
------------------------------------------------------------------------------------------------------------
(greater than)$35,000,000, but          N/A                                      Level III
(less than or equal to)$50,000,000
------------------------------------------------------------------------------------------------------------
(greater than)$20,000,000, but          N/A                                      Level IV
(less than or equal to)$35,000,000
------------------------------------------------------------------------------------------------------------
(less than)$20,000,000                  N/A                                      Level V
------------------------------------------------------------------------------------------------------------

                                        APPLICABLE MARGINS
------------------------------------------------------------------------------------------------------------
                                        LEVEL I        LEVEL II        LEVEL III      LEVEL IV       LEVEL V
------------------------------------------------------------------------------------------------------------
Applicable Revolver                     0.25%          0.50%           0.75%          1.00%          1.25%
Index Margin
------------------------------------------------------------------------------------------------------------
Applicable Revolver LIBOR Margin        2.00%          2.25%           2.50%          2.75%          3.00%
------------------------------------------------------------------------------------------------------------
Applicable Unused Line Fee Margin       0.25%          0.25%           0.375%         0.50%          0.50%"
------------------------------------------------------------------------------------------------------------

            (c) Section 1.11(a)(4) of the Credit Agreement is hereby amended in its entirety to provide as follows:

                  "(4) to all other Obligations (other than Rate Protection Agreements), including expenses to Lenders to the extent reimbursable under Section 11.3, and to payments under the Canadian Guaranty."

            (d) Section 1.11(a) of the Credit Agreement is hereby amended by adding a new clause (5) at the end of such section to provide as follows:

                  "and (5) to Rate Protection Agreements."

            (e) Section 4.2 of the Credit Agreement is hereby amended by deleting the references to "KPMG LLP" and replacing the same with "Grant Thornton LLP".

            (f) Section 6.3 of the Credit Agreement is hereby amended by deleting "and" immediately before clause (viii) and inserting the following clause at the end of such Section:

                  "and (ix) Indebtedness incurred pursuant to the Canadian Loan Agreement."

            (g) Section 6.7 of the Credit Agreement is hereby amended by deleting "and" immediately before clause (c) and inserting the following clause at the end of such Section:

                  "and (d) Liens securing the Indebtedness incurred under or pursuant to the Canadian Loan Agreement."

            (h) Sections 6.3, 6.5, 6.6, 6.7, 6.12, 6.16 and 6.18 of the Credit
Agreement are hereby amended by deleting ", nor shall it permit SMP Canada to," after the words "No Credit Party shall".

            (i) The defined term "Borrowing Availability" contained in Annex A of the Credit Agreement is hereby amended in its entirety to provide as follows:

                  "Borrowing Availability" means as of any date of determination
                  (a) as to all Borrowers, the lesser of (i) the Maximum Amount and (ii) the Aggregate Borrowing Base, in each case, less the aggregate Revolving Credit Advances then outstanding, or (b) as to an individual Borrower, the lesser of (i) the Maximum Amount less the Revolving Loan outstanding to all other Borrowers and (ii) that Borrower's separate Borrowing Base, less the Revolving Credit Advances outstanding to that Borrower; provided that an Overadvance in accordance with
                  Section 1.1(a)(iii) may cause the Revolving Loan to exceed the Aggregate Borrowing Base or a Borrower's separate Borrowing Base by the amount of such permitted Overadvance. Borrowing Availability for purposes of clauses (a) and (b) shall be determined (x) with trade payables being paid consistent with past practices, with expenses and liabilities being paid in the ordinary course of business, without acceleration of sales and without deterioration of working capital and (y) to the extent required, less the Canadian Reserve.

            (j) The defined term "Borrowing Base" contained in Annex A of the Credit Agreement is hereby amended in its entirety to provide as follows:

                  "Borrowing Base" means as the context may require, the SMP Canada Borrowing Base, the MCC Borrowing Base, the SMP Borrowing Base, and the SI Borrowing Base or any such Borrowing Base. Notwithstanding anything contained herein to the contrary, for purposes of determining any Borrowing Base,
                  (a) the value of Eligible Inventory acquired by any Credit Party from any other Credit Party shall be the lower of cost (determined on a first-in, first-out basis) or market of either the selling Credit Party or the purchasing Credit Party, whichever is lower and (b) the Net Orderly Liquidation Value of any Eligible Equipment or Eligible Inventory and the Fair Market Value of any Eligible Real Estate may be adjusted by Agent from time to time to reflect the results of the most recent appraisal thereof.

            (k) The defined term "Commitment Termination Date" contained in Annex A of the Credit Agreement is hereby amended by deleting the reference to "February 7, 2008" and replacing the same with "December 31, 2008".

            (l) Annex A of the Credit Agreement is hereby amended by amending the definition of "Credit Parties" in its entirety to provide as follows:

                  "Credit Parties" means each Borrower and except with respect to Section 1 of the Credit Agreement, SMP Canada.

            (m) Annex A of the Credit Agreement is hereby amended by amending the definition of "Fixed Charges" by adding the following sentence at the end of such definition:

                  "Notwithstanding anything herein to the contrary, Fixed Charges specifically exclude any payments made in connection with the Seller Paper Repayment or the Equity Repurchase."

            (n) Annex A of the Credit Agreement is hereby amended by amending the definition of "Maximum Amount" in its entirety to provide as follows:

                  "Maximum Amount" means, as of any date of determination, an amount equal to the Revolving Loan Commitment of all Lenders as of that date minus the outstanding balance of the Term Loan.

            (o) Annex A of the Credit Agreement is hereby amended by amending the definition of "Reserves" in its entity to provide as follows:

                  "Reserves" means (a) reserves established by Agent from time to time against Eligible Inventory pursuant to Section 5.9,
                  (b) reserves established pursuant to Section 5.4(c), (c) the Asbestos Reserve established by Agent from time to time, (d) the Canadian Reserve established by Agent from time to time,
                  (e) the Real Estate Reserve established by Agent from time to time and (f) such other reserves against Eligible Accounts, Eligible Inventory or Borrowing Availability of any Borrower that Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness shall be deemed to be a reasonable exercise of Agent's credit judgment.

            (p) Annex A of the Credit Agreement is hereby amended by amending the definition of "SMP Canada" in its entirety to provide as follows:

                  "SMP Canada" means SMP Motor Products Ltd., a corporation amalgamated under the laws of Canada.

            (q) Annex A of the Credit Agreement is hereby amended by amending the definition of "MCC Amortizing Availability" in its entirety to provide as follows:

                  "MCC Amortizing Availability" means (A) $4,800,000 less $171,000 per Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 2006, plus (B) the Additional MCC Amortizing Availability, minus (C) an amount equal to (i) 50% of the Fair Market Value of any Eligible Real Estate as of the Closing Date or the date it is purchased by MCC or 85% of the Net Orderly Liquidation Value of any Eligible Equipment as of the Closing Date or the date it is purchased by MCC, which is the basis of MCC Amortizing Availability, and which is subject to a loss, sale, destruction or other disposition, less (ii) the product of one-twenty eighth of the amount determined under the preceding clause (i) and the number of full Fiscal Quarters that have occurred since the Closing Date or the purchase of such Eligible Real Estate or Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be.

            (r) Annex A of the Credit Agreement is hereby amended by amending the definition of "SI Amortizing Availability" in its entirety to provide as follows:

                  "SI Amortizing Availability" means (A) $1,512,000 less $54,000 per Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 2006, plus (B) the Additional SI Amortizing Availability, minus (C) an amount equal to (i) 85% of the Net Orderly Liquidation Value of any Eligible Equipment, as of the Closing Date or the date it is purchased by SI, which is the basis of SI Amortizing Availability, and which is subject to a loss, sale, destruction or other disposition, less (ii) the product of one-twenty eighth of the amount determined under the preceding clause (i) and the number of full Fiscal Quarters that have occurred since the Closing Date or the purchase of such Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be.

            (s) Annex A of the Credit Agreement is hereby amended by amending the definition of "SMP Amortizing Availability" in its entirety to provide as follows:

                  "SMP Amortizing Availability" means (A) $21,669,000 less $774,000 per Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 2006, plus (B) the Additional SMP Amortizing Availability, plus (C) on and after the Acquisition Closing Date, the Dana Amortizing Availability, minus (D) an amount equal to (i) 50% of the Fair Market Value of any Eligible Real Estate as of the Closing Date or the date it is purchased by SMP or 85% of the Net Orderly Liquidation Value of any Eligible Equipment as of the Closing Date or the date it is purchased by SMP, which is the basis of SMP Amortizing Availability, and which is subject to a loss, sale, destruction or other disposition, less (ii) the product of one-twenty eighth of the amount determined under the preceding clause (i) and the number of full Fiscal Quarters that have occurred since the Closing Date or the purchase of such Eligible Real Estate or Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be.

            (t) Annex A of the Credit Agreement is hereby amended by inserting the following new defined terms in their appropriate alphabetical order to provide as follows:

                  "Additional SMP Canada Amortizing Availability" means (i) up to the lesser of (x) $3,500,000 or (y) the sum of (a) as to SMP Canada Eligible Real Estate purchased by SMP Canada after the Amendment No. 7 Effective Date, fifty percent (50%) of the Fair Market Value of such SMP Canada Eligible Real Estate and (b) as to SMP Canada Eligible Equipment purchased by SMP Canada after the Amendment No. 7 Effective Date, 85% of the Net Orderly Liquidation Value of such SMP Canada Eligible Equipment as set forth in the most recent appraisal prepared by an independent appraisal firm acceptable to Agent (Agent agrees that Michael Fox International shall be deemed an acceptable appraiser with respect to SMP Canada's machinery and equipment); provided, however, that Borrowing Availability arising solely under this clause (i)(y) shall not exceed 50% of the total SMP Canada's Borrowing Availability less
            (ii) one-twenty eighth of the amount determined under clause (i) for each full Fiscal Quarter occurring after the purchase of such SMP Canada Eligible Real Estate or SMP Canada Eligible Equipment, as the case may be.

            "Amendment No.7 Effective Date" shall mean December 29, 2005.

            "Canadian Agent" shall mean GE Canada Finance Holding Company, a Nova Scotia unlimited liability company.

            "Canadian Guaranty" shall mean that certain Guaranty dated the Amendment No.7 Effective Date, executed by Borrowers in favor of Canadian Agent in respect of the Obligations (as defined in the Canadian Loan Agreement).

            "Canadian Lenders" shall mean the Lenders as such term is defined in Canadian Loan Agreement.

            "Canadian Loan Agreement" shall mean the U.S. $7,000,000 Credit Agreement, dated as of the Amendment No. 7 Effective Date among SMP Canada, Canadian Agent, as lender, and as agent for the secured parties, and the other lenders signatory thereto from time to time.

            "Canadian Reserve" means, as of the date of determination by Agent, the amount by which the outstanding balance of the Term Loan exceeds the SMP Canada Borrowing Base (with each being calculated in U.S. Dollars).

            "Real Estate Reserve" means, as of the date of determination by Agent an amount equal to 50% of the appraised value of any Eligible Real Estate or SMP Canada Eligible Real Estate, as the case may be, that does not have a corresponding Environmental Site Assessment Report, consistent with American Society for Testing and Materials
            (ASTM) Standard E 1527-00 and applicable state or provincial requirements, prepared by environmental engineers reasonably satisfactory to Agent, in form and substance reasonably satisfactory to Agent in its sole discretion; provided such Real Estate Reserves shall be implemented or withdrawn in Agent's sole discretion.

            "SMP Canada Amortizing Availability" means (A) $880,000 less $31,000 per Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 2006, plus (B) the Additional SMP Canada Amortizing Availability, minus (C) an amount equal to (i) 50% of the Fair Market Value of any SMP Canada Eligible Real Estate as of the Amendment No. 7 Effective Date or the date it is purchased by SMP Canada or 85% of the Net Orderly Liquidation Value of any SMP Canada Eligible Equipment as of the Amendment No.7 Effective Date or the date it is purchased by SMP Canada, which is the basis of SMP Canada Amortizing Availability, and which is subject to a loss, sale, destruction or other disposition, less (ii) the product of one-twenty eighth of the amount determined under the preceding clause (i) and the number of full Fiscal Quarters that have occurred since the Amendment No.7 Effective Date or the purchase of such SMP Canada Eligible Real Estate or SMP Canada Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be.

            "SMP Canada Borrowing Base" means, as of any date of determination by Agent, from time to time, an amount equal to the sum, at such time of:

                  (a) up to 85% of the book value of SMP Canada's Eligible
            Accounts; and

                  (b) up to the lesser of (i) 60% of the book value of SMP
            Canada's Eligible Inventory valued at the lower of cost (determined on a first-in, first-out basis) or market or (ii) 85% of the Net Orderly Liquidation Value of SMP Canada's Eligible Inventory as set forth in the most recent appraisal prepared by an independent appraisal firm acceptable to Agent, in each case valued at the lower of cost (determined on a first-in, first-out basis) or market (Agent agrees that Hilco Real Estate, LLC shall be deemed an acceptable appraiser with respect to SMP Canada's real property and inventory); and

                  (c) SMP Canada Amortizing Availability; less

            in each case less any Reserves established by Agent at such time in its reasonable credit judgment (including without limitation, a Real Estate Reserve, reserves established with respect to Liens created by applicable law (in contrast with Liens voluntarily granted) which rank or are capable of ranking prior or pari passu with Canadian Agent's security interests (or interests similar thereto under applicable law) against all or part of the Collateral (as defined in the Canadian Loan Agreement), including for amounts owing for employee source deductions, goods and services taxes, sales taxes, harmonized sales taxes, municipal taxes, workers' compensation, Quebec corporate taxes, pension fund obligations and overdue rents). Borrowing Availability arising out of clause (c) above shall amortize on a straight line basis over 28 quarters and shall be reduced proportionally to the extent permitted fixed asset sales occur, provided, that any such reduction in availability due to a fixed asset sale may be replenished by a corresponding capital expenditure in an amount up to the sum of 85% of the appraised net orderly liquidation value of SMP Canada's Eligible Equipment and 50% of the appraised fair market value of SMP Canada Eligible Real Estate, provided, that Borrowing Availability, solely with respect to any such capital expenditure, shall amortize on a straight line basis over 28 quarters and shall commence immediately following such capital expenditure.

            "SMP Canada Eligible Accounts" shall mean all of the Accounts owned by SMP Canada that meet the eligibility criteria set forth in
            Section 1.6 hereof.

            "SMP Canada Eligible Equipment" means, as to SMP Canada, Equipment which is subject to a first priority Lien in favor of Canadian Agent, for its benefit and for the ratable benefit of Canadian Lenders, and which is appraised by an appraiser satisfactory to Agent.

            "SMP Canada Eligible Inventory" shall mean all of the Inventory owned by SMP Canada that meets the eligibility criteria set forth in
            Section 1.7 hereof.

            "SMP Canada Eligible Real Estate" means as to SMP Canada, real estate with respect to which Canadian Agent shall have received (a) mortgages covering all of such real estate together with (i) title insurance policies, current as-built surveys, zoning letters and certificates of occupancy, in each case reasonably satisfactory in form and substance to Agent, (ii) evidence that counterparts of the Mortgages have been recorded in all places to the extent necessary or desirable, in the judgment of Canadian Agent, to create a valid and enforceable first priority Lien (subject to Permitted Encumbrances, as defined in the Canadian Loan Agreement) on such real estate in favor of Canadian Agent for the benefit of itself and Lenders (or in favor of such other trustee as may be required or desired under local law); and (iii) an opinion of counsel in each jurisdiction in which any such real estate is located in form and substance and from counsel reasonably satisfactory to Agent, (b) an Environmental Site Assessment Report, prepared by environmental engineers reasonably acceptable to Agent, and in form and substance reasonably acceptable to Agent, and Agent shall have further received (x) such environmental review and audit reports, including Phase II reports, with respect to such real estate as Agent may request, and Agent shall be satisfied in its sole discretion, with the contents of all such environmental reports, and (y) letters executed by the environmental firms preparing such environmental reports, in form and substance reasonably satisfactory to Agent, authorizing Agent and Lenders to rely on such reports, and (c) appraisals of such real estate which shall be in form and substance, and prepared by appraisers, reasonably acceptable to Agent.

            "Term Loan" shall have the meaning set forth in Section 1.1(a) of the Canadian Loan Agreement.


      4. Joinder. SMP Canada is hereby added as a Credit Party under the Credit Agreement, and all references to "Credit Party" or "Credit Parties" thereunder and under all of the Loan Documents shall hereafter be deemed to include SMP Canada. SMP Canada hereby adopts the Credit Agreement and each of the Loan Documents; provided, however, SMP Canada is not liable to Agent for the repayment of the Obligations due and owing under the Credit Agreement and is not subject to the terms and conditions set forth in Section 1 of the Credit Agreement.

      5. Conditions of Effectiveness. This Amendment shall become effective upon the satisfaction (or waiver in writing) of each of the following conditions:

                  (i) Agent's receipt of ten (10) copies of this Amendment executed by Borrowers, Requisite Lenders and each of the Guarantors;

                  (ii) Agent's receipt of payment of an amendment fee of $152,500 (USD) which shall be paid to Agent for the ratable benefit of the Lenders (which fee shall be charged by Agent to the Revolving Loan balance);

                  (iii) Canadian Agent's receipt of payment of a term loan fee of $7,000 (USD) which shall be paid to Canadian Agent for the ratable benefit of the Canadian Lenders;

                  (iv) Canadian Agent's receipt of the Canadian Guaranty, in form and substance satisfactory to Canadian Agent, executed by each of the Borrowers guaranteeing the Term Loan, together with all necessary corporate resolutions permitting such Canadian Guaranty by the Borrowers;

                  (v) the execution of the Canadian Loan Agreement and funding of the Term Loan, the proceeds of which are to be immediately remitted to SMP as an intercompany loan or dividend which shall be applied to reduce the outstanding Revolving Credit Advances;

                  (vi) Agent's receipt of the revised Schedules to the Loan Agreement reflecting the joinder of SMP Canada as a Credit Party;

                  (vii) Agent's receipt of an executed amendment to the Security Agreement in form and substance satisfactory to Agent; and

                  (viii) Agent's receipt of an executed opinion of Borrowers counsel in form and substance satisfactory to Agent, which shall cover (x) such matters which were opined upon in the opinion letters furnished with respect to the Borrowers on the Closing Date, as such matters apply to this Amendment, (y) the Canadian Guaranty and (z) the amendment to the Security Agreement described in clause (vii) above.

      6. Representations and Warranties. Borrowers hereby represent and warrant as follows:

            (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

      7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      8. Effect on the Credit Agreement. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

      9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

      11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      12. Counterparts; Facsimile. This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.


                              STANDARD MOTOR PRODUCTS, INC.


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              STANRIC, INC.


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              MARDEVCO CREDIT CORP.


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              SMP MOTOR PRODUCTS LTD.


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent and Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

                              GMAC COMMERCIAL FINANCE LLC,
                              as Documentation Agent and Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              BANK OF AMERICA, N.A.,
                              as Syndication Agent and Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              GE BUSINESS CAPITAL CORPORATION,
                              as Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              WACHOVIA BANK, NATIONAL ASSOCIATION, as successor by merger to Congress Financial Corporation, as Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                       (SIGNATURES CONTINUED ON NEXT PAGE)

                              JPMORGAN CHASE BANK, N.A.
                              as Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              HSBC BANK USA, NATIONAL ASSOCIATION,
                              as Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              WELLS FARGO FOOTHILL,
                              as Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              MERRILL LYNCH CAPITAL, a Division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Lender


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                       (SIGNATURES CONTINUED ON NEXT PAGE)

CONSENTED TO:

EAGLEMOTIVE CORPORATION


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


MOTORTRONICS, INC.


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------